UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

LanzaTech Global, Inc.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

You May Vote Your Proxy When You View The
Material On The Internet. You Will Be Asked
To Follow The Prompts To Vote Your Shares.

LanzaTech Global, Inc. c/o Continental Proxy Services 1 State Street, New York NY 10004	LanzaTech Global, Inc. 8045 Lamon Avenue, Suite 400 Skokie, Illinois 60077

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS to be held on June, 25, 2024

*Stockholders are cordially invited to attend the virtual Annual Meeting and vote online during the meeting.

Dear Stockholder,

The 2024 Annual Meeting of Stockholders of LanzaTech Global, Inc. will be held on June 25, 2024 at 2:00 p.m. (Central Daylight Time) at https://www.cstproxyvote.com/lanzatech/2024.

(1)	To elect two Class I directors to the Board of Directors to serve until the 2027 Annual Meeting of Stockholders;
(2)	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
(3)	To approve, on an advisory (non-binding) basis, the compensation of our named executive officers;
(4)	To approve, on an advisory (non-binding basis), the frequency of future advisory votes to approve the compensation of our named executive officers; and
(5)	To transact such other business as may properly come before the 2024 Annual Meeting or any continuation, adjournment or postponement thereof.

The Board of Directors recommends a vote “FOR” all nominees under Proposal 1, and “FOR” Proposals 2 and 3 and “1 YEAR” for Proposal 4.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

Vote during the Meeting –

If you plan to attend the virtual online annual
meeting, you will need your 12 digit control
number to vote electronically during the annual
meeting. To attend the annual meeting, visit:
https://www.cstproxy.com/lanzatech/2024

Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares.

The Proxy Materials are available for review at: https://www.cstproxy.com/lanzatech/2024	CONTROL NUMBER

LanzaTech Global, Inc.

8045 Lamon Avenue, Suite 400

Skokie, Illinois 60077

Important Notice Regarding the Availability of Proxy Materials
For the 2024 Annual Meeting of Stockholders to be Held On June 25, 2024

The following proxy materials are available to you to review at: https://www.cstproxy.com/lanzatech/2024

- the Company’s Annual Report on Form 10-K for the year ended December 31, 2023;

- the Company’s notice and 2024 proxy statement;

- the proxy card; and

- any amendments to the foregoing materials that are required to be furnished to stockholders.

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before June 11, 2024 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-266-6791, or

By logging on to https://www.cstproxy.com/lanzatech/2024

or By email at: proxy@continentalstock.com

Please include the company name and your control number in the subject line.